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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
 NOVEMBER 1, 2004

PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25717 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)
1100 Louisiana, Suite 4400, Houston, Texas (Address of principal executive offices)		77002 (Zip Code)
(832) 204-2700 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

        On October 13, 2004, Petrohawk Energy Corporation announced that it had agreed to purchase (the "Acquisition") Wynn-Crosby Energy, Inc. and Affiliated Partnerships (collectively, "Wynn-Crosby") for approximately $425 million in cash. The Acquisition is expected to close on or before approximately November 30, 2004.

        Pursuant to Regulation FD, Petrohawk is hereby furnishing certain exhibits which contain additional information relating to Wynn-Crosby and the Acquisition, as follows:

  •
  Audited financial statements of Wynn-Crosby Energy, Inc. and Affiliated Partnerships for the years ended December 31, 2001, 2002 and 2003.

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  Unaudited financial statements of Wynn-Crosby Energy, Inc. and Affiliated Partnerships for the six months ended June 30, 2003 and 2004.

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  Proved reserve information at July 1, 2004 for Petrohawk and Wynn-Crosby Energy, Inc. and Affiliated Partnerships, and production information for Petrohawk and Wynn-Crosby Energy, Inc. and Affiliated Partnerships for 2003 and the six months ended June 30, 2004.

  •
  Pro forma financial statements reflecting the acquisition of Wynn-Crosby Energy, Inc. and Affiliated Partnerships as though such acquisition had occurred on January 1, 2003.

        The information contained in this Item 7.01 and the exhibits hereto are being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits

        The information contained in this Item 9.01 is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

  (c)
  Exhibits.

99.1	Audited financial statements of Wynn-Crosby Energy, Inc. and Affiliated Partnerships for the years ended December 31, 2001, 2002 and 2003.
99.2	Unaudited financial statements of Wynn-Crosby Energy, Inc. and Affiliated Partnerships for the six months ended June 30, 2003 and 2004.
99.3
Proved reserve information at July 1, 2004 for Petrohawk and Wynn-Crosby Energy, Inc. and Affiliated Partnerships, and production information for Petrohawk and Wynn-Crosby Energy, Inc. and Affiliated Partnerships for 2003 and the six months ended June 30, 2004.
99.4	Pro forma financial statements reflecting the acquisition of Wynn-Crosby Energy, Inc. and Affiliated Partnerships as though such acquisition had occurred on January 1, 2003.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

PETROHAWK ENERGY CORPORATION
Date: November 1, 2004	By:	/s/ SHANE M. BAYLESS Shane M. Bayless Vice President-Chief Financial Officer and Treasurer

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES